Exhibit 10.1

**** INDICATES THAT CERTAIN INFORMATION CONTAINED HEREIN HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

AMENDMENT No. 1

TO WHOLESALE DISTRIBUTION AGREEMENT

THIS AMENDMENT NO. 1 (the “Amendment”) to the Wholesale Distribution Agreement between CTI Life Sciences Limited (“CTILS”) and Max Pharma (“Wholesaler”) dated March 26, 2013 (the “Agreement”) is entered into effective June 10, 2013.

The parties hereby agree as follows:

1.	Section 1.16 of the Agreement is hereby deleted in its entirety and replaced with the following language:

“Territory” means the Federal Republic of Germany, Austria, the Czech Republic and the Slovak Republic, and any additional countries agreed between the Parties in writing from time to time after the Effective Date.

2.	Section 2.1(a) of the Agreement is hereby deleted in its entirety and replaced with the following language:

“Appointment. Subject to the terms and conditions of this Agreement, CTILS hereby appoints Wholesaler as its exclusive (except to the extent set forth in Section 2.5) wholesale distributor for the sale, storage and distribution within the Territory of the Product supplied by CTILS or an Affiliate of CTILS to Wholesaler pursuant to this Agreement. Notwithstanding the foregoing, CTILS shall have the right to fill orders for Product in the Territory through its third party logistics provider for a transition period of one (1) month after the Effective Date of the Agreement or the effective date of any amendment to the Agreement, as applicable. CTILS shall also have the right to fill orders for Product in the Exclusive Territory through its third party logistics provider if Wholesaler unable to do so. Within a reasonable time after the Effective Date or the effective date of any amendment to the Agreement, as applicable, CTILS shall inform its existing customers that Wholesaler is the exclusive wholesale distributor for the sale and distribution of the Product in the Territory and shall make necessary changes to ordering information published in national medicines databases. Such appointment does not include the right to sublicense or appoint subdistributors or agents to resell or distribute the Product without the express written permission of CTILS. For the avoidance of doubt, CTILS shall be solely responsible for and Wholesaler shall have no responsibility under this Agreement for the marketing and promotion of Product in the Territory.”

3.	Section 4.3 of the Agreement is hereby deleted in its entirety and replaced with the following language:

“Reduction in the Public Price. In the event that the Public Price of the Product is reduced in a country in the Territory, CTILS will notify Wholesaler upon becoming aware of the impending price change. CTILS will request a stock report for the Product for the particular country at the time of the price change and reconcile the price difference for the Product stock held by Wholesaler. The first such reconciliation shall cover a maximum of **** vials of Product stock held by Wholesaler. For

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subsequent reconciliations, the maximum number of vials of Product stock subject to reconciliation shall be adjusted once a year on the anniversary of the Effective Date of the Agreement upon mutual written agreement of the parties.”

4.	Schedule 1 of the Agreement is hereby deleted in its entirety and replace with Schedule 1 attached hereto.

Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings assigned thereto in the Agreement. Except as amended herein, all other terms and conditions of the Agreement shall remain the same and in full force and effect.

IN WITNESS WHEREOF, the parties hereby accept and agree to the terms and conditions of this Amendment.

CTI LIFE SCIENCES LIMITED		MAX PHARMA GMBH

By:	/s/ James K. Fong	By:	/s/ Michael Kvestzer

Name:	James Fong	Name:	Michael Kvestzer

Title:	EU General Mgr.	Title:	GM

Date:	6.17.13	Date:	27.6.2013

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SCHEDULE 1

Product and Consideration

Effective Date:        June 10, 2013

Selling Price-Federal Republic of Germany, Czech Republic & Slovak Republic

PRODUCT	Price Per Vial of Product Charged to Wholesaler
PIXUVRI®; SKU # CLB-F-673-85519-GER	****

Selling Price-Austria

PRODUCT	Price Per Vial of Product Charged to Wholesaler
PIXUVRI®; SKU # CLB-F-673-85519-AUS	****

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